UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2019

Pioneer Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-38991	83-4274253
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

652 Albany Shaker Road, Albany, New York		12211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:          (518) 730-3999

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	PBFS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01	Regulation FD Disclosure

Pioneer Bancorp, Inc. (the “Company”) recently became aware of potentially fraudulent activity associated with transactions conducted in the Company’s first fiscal quarter of 2020 (the quarter ending September 30, 2019) by an established business customer of Pioneer Bank (the “Bank”), a subsidiary of the Company. These transactions relate both to deposit and lending relationships with the same customer and related entities. The Company continues to investigate this matter to determine the potential exposure to the Company. The Company’s potential exposure includes the customer’s $16.0 million commercial loan secured by business assets (which represents the Bank’s participation interest in a total credit of $36.0 million for which the Bank is the originating lender) and $19.0 million of deposit activity.  The Company is pursuing all available sources of recovery and other means of mitigating the potential loss. The Company has sufficient capital to absorb the potential loss and expects to remain well-capitalized.

The Company is working with the appropriate law enforcement authorities in connection with this matter. The Company may be limited in what information it can disclose due to the ongoing investigation. Based on the Company’s review of the circumstances of the potentially fraudulent activity, the Company believes this incident is an isolated occurrence involving a customer and related entities.

The information contained in this Form 8-K provided under Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “outlook,” “goal,” “objective,” “plan,” “expect,” “anticipate,” “intend,” “project,” “believe,” “estimate” and other words of similar meaning. Forward-looking statements represent management's current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations. Factors that could cause the Company’s actual results to differ from those described in the forward-looking statements can be found in the Prospectus filed by Pioneer Bancorp, Inc. pursuant to Rule 424(b)(3) of the Securities Act with the Securities and Exchange Commission on May 24, 2019 (Commission File No. 333-230208), as well as in Pioneer Bancorp, Inc.’s subsequent SEC filings, all of which have been filed with the Securities and Exchange Commission and are available on the Company’s website (http://investors.pioneerbanking.com/) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward looking statements speak only as of the date they are made and the Company does not undertake any obligation to update the forward-looking statements to reflect new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PIONEER BANCORP, INC.

DATE: September 11, 2019	By: /s/ Thomas L. Amell
Thomas L. Amell
President and Chief Executive Officer